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ACLARA BIOSCIENCES, INC.

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The following is a series of slides to be used in connection with a presentation on September 30, 2004.

ViroLogic, Inc.

Making Individualized Medicine a Reality

UBS Global Life Sciences Conference New York, NY

September 30, 2004

Safe Harbor Statement

During the course of this presentation we will state our beliefs and make projections and other forward-looking statements regarding future events and the future financial performance of both ViroLogic and ACLARA, including statements relating to revenue growth, expectations of testing products and actions designed to continue the growth of patient testing revenue, anticipation of cash resources upon the completion of the merger, the ability of the combined companies to create a leader in molecular diagnostics for personalized medicine in oncology and infectious disease, the size of the oncology testing opportunity and the approval of new targeted therapeutics requiring individual patient testing, and the timing of completion and the likelihood of stockholder approval of the merger. We wish to caution you that such statements are just predictions and subject to risks and uncertainties and other factors that may cause actual events or results to differ materially. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; the risk that the ViroLogic and ACLARA businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; the risks that the Companies’ products may not perform in the same manner as indicated in this discussion; whether the combined company successfully conducts clinical trials and successfully introduces new products; risks related to the commercialization of ACLARA’s eTag assay system; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the risk that the combined company’s products for patient testing may not continue to be accepted or that increased demand from drug development partners may not develop as anticipated; the risk that the combined company may not continue to realize anticipated benefits from its cost-cutting measures; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying the ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate; the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. We refer you to ViroLogic’s and ACLARA’s publicly filed SEC disclosure documents, including our most recently filed Forms 10-Q, for a detailed description of the risk factors affecting our businesses and other important factors that could cause our actual results to differ materially from our projections and other forward-looking statements.

Other Information

Investors and security holders are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus when available and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be available in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

About ViroLogic

Advancing individualized medicine by developing and marketing innovative products to help guide and improve treatment of viral, oncologic and other serious diseases.

A Leader in Individualized Medicine

HIV Market Leader

Market leader in HIV drug resistance testing

Partner of choice for HIV drug development:

Provided testing for all HIV drugs approved by FDA in the last 5 years

Working with ~50 companies developing new HIV drugs and vaccines

Expansion into Cancer Market

ACLARA’s novel eTag technology expected to open up significant opportunity

Leveraging established commercial infrastructure, experience and pharma relationships

Applying proven business model

Personalized Medicine Benefits All Stakeholders

Critically ill patients

Treat with the most effective drugs sooner

Physicians

Assist in guiding improved patient care

Pharmaceutical companies

Faster/broader acceptance for targeted therapies

More effective drugs with better economics

Payors

Pay for the most effective treatment

Experience & Infrastructure

Proven product development capability Scalable CLIA-licensed lab

40,000+ tests/year

Extensive QA and data reporting

Sales and marketing

Distribution channels: agreements with national labs

25 person direct-to-physician sales org.

Scientific credibility with physicians

Established relationships with pharma companies Reimbursement—broad national coverage

Comprehensive HIV Product Line

A direct, quantitative measure of drug resistance in an infected patient (list price: $955)

Genotypic testing looks for genetic mutations, or changes, in HIV that may be associated with drug resistance (list price: $495)

A combination of genotypic and phenotypic tests which provides a comprehensive look at resistance (list price: $1,210)

A unique measure of viral fitness offered only by ViroLogic

At Forefront of Evolving Marketplace

Data and Science-driven Market; ViroLogic Cutting Edge -

Multiple alternative products Limited alternative products VLGC technology is only option commercially available

Tropism* Fusion Inhibitor RT*

Replication Capacity

Combination Resistance Testing

Phenotypic Resistance Testing

Genotypic Resistance Testing

Viral Load

CD4

Evolution of Complex HIV Management Tools

1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

* Research only assay Source: ViroLogic Marketing

Business Model: Multiple Revenue Streams

Patient Therapy:

Guidance for

Serious Viral Diseases Treating Physicians

HIV / AIDS

Hepatitis B

Hepatitis C Pharma:

Support Drug Discovery and Clinical Trials for Drug Development

Revenue Growth



Patient testing
Pharma
Grants
Millions ($)
35
30
25
20
15
10
5
0
$1.1M
$7.5M
$18.3M
$25.3M
$33.4M
$14.9M
$18.2M
1998
1999
2000
2001
2002
2003
H1'03
H1'04

ViroLogic

The Future of HIV Therapy:

Increasingly complex choice of drug therapies – tests needed to clarify choices

19 drugs approved – 60 more in development ViroLogic involved with over 80% of drugs in Phase II/III

Stage of Development

HIV Drugs in Development: # drugs Pre-Clin. Ph.I/II Ph.III

Entry/Attachment Inhibitors 22 14 8 - RT Inhibitors 11 5 6 - NNRTI 17 12 5 - Protease Inhibitors 10 5 3 2

Total: 60 36 22 2

Expanding from HIV into Oncology

Leverage existing infrastructure

Capitalize on advent of personalized medicine in cancer

Develop new products for cancer drug development & patient testing

Cancer – Large New Opportunity

Growing Market

1.1M new solid tumor cancer patients annually

700K solid tumors in lung, breast, colon, prostate

5 new targeted drugs

Only work on ~10%-20% of patients Very expensive

Cancer therapy evolving in similar way to HIV therapy

Multiple drug therapies

Variable individual patient responses

Complexity of disease and treatment options leads to cocktail approach

Need for testing to clarify individual treatment choices

Approved Targeted Cancer Drugs

ALL projected to be ~$1 billion drugs

Drug Pathway

Avastin™ VEGF Erbitux™ EGFR Gleevec® BCR-ABL Herceptin® HER2 Iressa® EGFR

The Challenge for Targeted Cancer Drugs

Effective on ~10-20% of patients

But we don’t know which 10%-20%

So have to treat all 10 and only help 1 or 2

Good Response Toxicity and Cost

Value of Prognostic Tests – Herceptin® Case Study

Phase III Trial Outcome for Herceptin with and without Test

With Test (actual) Without Test (calc) Patient Number 470 2,200 Response Rate 50% 10% Yrs Followup 1.6 10

P Value 0.05 0.05

Result Expedited Approval Not Approvable

Source: Genentech

Prognostic Tests – The Challenge

Herceptin – simple protein test increases response rate from ~10% to ~ 50% Biology is much more complicated Requires ability to detect protein complexes such as “dimers” not simple proteins This is expected to be a unique capability of eTag technology

Quantitative measurement of protein complexes central to cancer mechanism and related drug mechanisms

Facilitates patient specific test to predict drug responsiveness

eTag System Potential Advantages

ADVANTAGES eTag™ System BENEFITS

Work with FFPE tissue YES Standard tumor sample format

Identify simple protein markers YES Ability to measure the drug target

Identify protein complexes YES Key indicators of disease pathways

Scaleable in commercial labs YES 10,000 CE instruments installed

Quantitative YES No need for subjective interpretation

Functional pathway measurement YES Does not rely on vague statistical relationships

eTag System Potential Advantages

eTag™ System IHC protein tests Other protein tests (ELISA, mass spec) Gene amplification Gene arrays

Work with FFPE tissue YES YES NO YES NO

Identify simple protein markers YES YES YES NO NO

Identify protein complexes YES NO NO NO NO

Scaleable in commercial labs YES YES NO NO COSTLY/ COMPLEX

Quantitative YES NO YES YES NO

Functional pathway measurement YES NO NO NO NO

eTag Assays – Early Clinical Results

Preliminary study on Herceptin response

Received 13 blinded breast tumor samples (DAKO +++)

eTag correctly predicted response for all patients:

Identified all non-responders (4/4 = 100%)

Identified all responders (9/9 = 100%)

Further stratified responders into stable disease vs. complete/partial response categories, with 8/9 correct

Next steps: expanded study to be conducted

eTag Assays Measure Key Drug Targets


C-kit
EGFR Family
VEGF-R
PDGF-R
Gleevec
SU11248
Herceptin
2C4
MDX-210
IMC-C225
ABX-EGF
ZD1839/Iressa
OSI-744/Tarceva
MDX-447
EMD 72000
GW2016
CI-1033
EKB-569
RH3
SU5416
SU11248
PTK787
PD173074
SU6668
ZD6474
ZD4190
CP564959
GW2286
Avastin
IMC-1C11
DC101
Gleevec
SU11248
c-Cbl
PLCγ
PKC
ISIS 3521
CGP41251
Bryostatin-1
UCN-01
LY333531
Src
FAK
Stat1,3,5
Shc
Grb2
Sos
Ras
ISIS 2503
R115777
SCH66336
BMS214662
Raf
ISIS 5132
L-779,450
BAY 43-9006
MEKK1
MKK3/6
MKK4/7
MEK1/2
P38α/β
JNK1/2
Erk1/2
PD 184352
U-0126
Rsk
BAD
PI3K
PIP3
PDK1
UCN-01
PKB/Akt
mTOR
CCI-779
RAD001
p70S6K
Cyclin D
Caspase9
BAD
Cell Growth (Cancer)

ViroLogic

Market Opportunity

Test panel for EGFR receptor pathways

1.1M new solid tumor patients per year

Est. available market = $500M to $1B per year for 1 panel

Additional panels for VEGFR, PDGFR, IGFR Additional opportunities

Specific cancer/drug combinations

FDA approved kits for specific drugs

The Future of Cancer Therapy:

The pipeline for targeted therapies is significant and expanding

100 clinical trials of targeted drugs in process

Stage of Development

Cancer Type # trials Ph.I Ph.II Ph.III

Breast 32 7 21 4 Lung 28 4 17 7 Prostate 36 8 24 4 Colorectal 4 1 2 1 Total: 100 20 64 16

Product Plan

First product: Test panel for EGFR pathway

Herceptin, Erbitux, Iressa, Tarceva

Assays currently in use in drug development

Obtain clinical outcome data

CLIA patient testing format under development

Future products: VEGFR, IGFR, PDGFR test panels

Multiple Potential Revenue Streams

Viral Diseases Oncology Other Diseases

Patient Therapy Guidance

Pharma Collaborations

Combined Company Financial Profile

$75M in cash resources after merger transaction and integration costs Revenue: ~ $40M annually * P&L:

HIV business running close to breakeven

Cancer business adds significant revenue opportunity

Merger synergies being realized – elimination of duplicate G&A costs and consolidation of facilities

Resources deployed to product development

* Based on Q2 2004 ACLARA and ViroLogic results

Partner of Choice

Experienced Management

Bill Young Chairman and CEO

Mike Bates VP, Clinical Research

Tien Bui VP, Sales & Marketing

Mike Dunn CBO (*)

Kathy Hibbs General Counsel

Ken Hitchner VP, Pharma Collaborations

Alfred Merriweather CFO (*)

Chris Petropoulos, VP R&D and CSO,

Ph.D. Virology

Sharat Singh, Ph.D. CTO, Oncology (*)

Jeannette Whitcomb, Ph.D. VP, Operations

(*) Effective on closing of merger

ViroLogic/ACLARA Merger Terms

Each share of ACLARA (ACLA) =

1.7 shares of ViroLogic (VLGC) + 1.7 contingent value rights (CVR)

Each CVR =

$0.00-$0.50 cash/CVR 12 months after closing based on VLGC share price

VLGC Share Price: $2.40 $2.90 CVR Value: $0.50 $0.00

Stockholder vote set for October 27, 2004

Capitalization post merger: ~ 115m shares outstanding

ViroLogic/ACLARA – A Compelling Combination

ViroLogic:

- Leader in infectious disease testing
- Commercial/operational experience & infrastructure
- Growing revenues
- Pharma relationships

ACLARA:

- Proprietary *eTag*™ Assay System: next generation cancer diagnostics platform
- Financial strength

Expanded Market Opportunity:

New cases/year
HIV: 40K
Cancer: >1M

ViroLogic

Milestones

HIV

Growth in high value combination products

Expanded trials for new drugs in development

Replication capacity clinical trial results

New tests

Tropism, Replication Capacity, Screening/Monitoring assays International expansion

Leading presence at scientific conferences

Oncology

CLIA validation of eTag assays

Definition of EGFR test panel

Clinical validation of EGFR panel

Pharmaceutical collaborations

Technical evaluations

Trials for new drugs in development

Opinion leader publications and presentations at scientific meetings

VLGC

Successful patient & pharma business in HIV

ACLA

Enabling new assay / technology & financial strength

Leader in Personalized Medicine

HIV Combination Drugs

Targeted Cancer Therapies

ViroLogic, Inc.

Making Individualized

Medicine a Reality

UBS Global Life Sciences Conference

New York, NY

September 30, 2004

ADDITIONAL INFORMATION

This filing contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 as amended. Such forward-looking statements are subject to factors that could cause actual results to differ materially from those projected. Those factors include risks and uncertainties relating to the fact that the proposed merger may not be approved by stockholders; the inability of both companies to satisfy other closing conditions or the merger; the risks that the two companies’ businesses will not be integrated successfully after the merger; costs related to the proposed merger; the risk that no payments may end up becoming due under the contingent value rights; the performance of ACLARA BioSciences, Inc.’s (“ACLARA”) products; anticipated progress in commercialization of ACLARA’s eTag™ assay system; the potential for use of ACLARA’s eTag assays in clinical development programs; the potential for use of ACLARA’s eTag assays as diagnostic tests; ACLARA’s ability to successfully conduct clinical studies and the results obtained from those studies; ACLARA’s ability to establish reliable, high-volume operations at commercially reasonable costs; expected reliance on a few customers for the majority of ACLARA’s revenues; actual market acceptance of ACLARA’s products and adoption of ACLARA’s technological approach and products by pharmaceutical and biotechnology companies; ACLARA’s estimate of the size of its markets; ACLARA’s estimates of the levels of demand for its products; ACLARA’s ability to develop organizational capabilities suitable for the further development and commercialization of its eTag assays; the ultimate validity and enforceability of ACLARA’s patent applications and patents; the possible infringement of the intellectual property of others; technological approaches of ACLARA and its competitors; and other risk factors identified in ACLARA’s Form 10-K for the year ended December 31, 2003 and ACLARA’s Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission (“SEC”).

In connection with the proposed merger, ViroLogic Inc. (“ViroLogic”) and ACLARA have filed a joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS AS IT CONTAINS IMPORTANT INFORMATION ABOUT VIROLOGIC, ACLARA, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC BY VIROLOGIC AND ACLARA THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE JOINT PROXY STATEMENT/PROSPECTUS AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE FROM ACLARA BY CONTACTING ALF MERRIWEATHER, ACLARA BIOSCIENCES, INC., 1288 PEAR AVENUE, MOUNTAIN VIEW, CALIFORNIA, 94043; PHONE (650) 210-1200.

ACLARA and its directors, executive officers, certain members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of ACLARA’s stockholders in connection with the proposed merger is set forth in Amendment No. 1 to ACLARA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC on April 29, 2004. Additional information is also set forth in the joint proxy statement/prospectus filed with the SEC.